                                                                   Exhibit 10.46

WMI                         WASTE MANAGEMENT, INC.
                          RESTRICTED STOCK AGREEMENT
                          --------------------------


     This Restricted Stock Agreement (the "Agreement"), made this ___ of ___________, _______, by and between WASTE MANAGEMENT, INC., a Delaware corporation (hereinafter called the "Corporation"), and _____________, a director of the Corporation (hereinafter called the "Director");

                                 WITNESSETH:

     WHEREAS, the Board of Directors of the Corporation has determined it to be in the best interests of the Corporation to grant restricted stock awards to its directors in order to provide such directors with an additional stake in the results of the Corporation, to more closely align their interests with those of the Corporation's stockholders and to encourage them to continue serving the Corporation; and

     WHEREAS, the Board of Directors has made such an award to the Director and the Director has agreed to the terms and conditions thereof as set forth in this Agreement;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements of the parties hereto, it is agreed as follows:

     1. Grant. Pursuant to this Agreement, the Corporation will from time to time grant to the Director and the Director will accept certain shares (the "Restricted Shares") of common stock, $1.00 par value, of the Corporation (the "Common Stock"), subject to the restrictions, terms and conditions set forth in this Agreement.

     2. Restrictions. During the Restricted Period described in Paragraph 4 below, the Director may not, directly or indirectly, by operation of law or otherwise, voluntarily or involuntarily, anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer any of the Restricted Shares (the "Restrictions"). Upon the expiration of the Restricted Period, all Restrictions shall lapse.

     3. Award Date. The effective date of a grant of the Restricted Shares to the Director (the "Award Date") shall be set forth in an Award Certificate delivered to the Director at the time of the Grant.

     4. Restricted Period. The Restricted Period shall commence on the Award Date and shall expire on the last day of the calendar month during which the Director's service as a director of the Corporation terminates or, if earlier, the first to occur of the following dates:

          (a)  the Director's death; or

          (b) the Director's total disability, which shall mean a physical or mental condition such that the Director is unable to perform the functions required by his or her membership on the Board of Directors as determined by a physician acceptable to the Corporation.

     5. (a) Effect of Termination of Service and Other Events. Subject to the provisions of Section 5(b) hereof, in the event of the termination of the Director's membership on the Board of Directors of the Corporation, and all other corporations, partnerships, joint ventures, affiliates, or other entities in which the Corporation is the direct or indirect beneficial owner of not less than 20% of all issued and outstanding equity interests, prior to the Vesting Date (as defined below), 100% of the Restricted Shares granted in such grant shall be forfeited. In the event of the termination of the Director's membership on the Board of Directors of the Corporation after the Vesting Date of such grant, 100% of the Restricted Shares granted in such grant shall be "Vested Restricted Shares"; provided, however, that Vested Restricted Shares shall continue to be subject to the Restrictions until the expiration of the Restricted Period pursuant to Paragraph 4 above. However, and notwithstanding the foregoing, to the extent provided in Paragraph 5(b) all Restricted Shares shall be considered Vested Restricted Shares. The Vesting Date shall be the first to occur of (i) the six month anniversary of the Award Date, or (ii) the date of the Corporation's annual meeting of stockholders next following the Award Date.

          (b) Accelerated Vesting. Upon the occurrence of any event described in this Paragraph 5(b), the forfeited percentage shall be zero and 100% of the Restricted Shares shall become Vested Restricted Shares:

               (i) the date of a Change in Control of the Corporation; or

               (ii) the date of any event described in Paragraph 4(a) or (b).

          (c) Change in Control. For purposes of this Agreement, "Change in Control" shall mean:

               (i) The Corporation is merged or consolidated or reorganized into or with another corporation or other legal person (an "Acquiror") and as a result of such merger, consolidation or reorganization less than 75% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of the Corporation, directly or indirectly, immediately prior to such merger, consolidation or reorganization, other than by the Acquiror or any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

               (ii) The Corporation sells all or substantially all of its business and/or assets to an Acquiror, of which less than 75% of the outstanding voting securities or other capital interests are owned in the aggregate by the stockholders of the Corporation, directly or indirectly, immediately prior to such sale, other than by any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

               (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person or group (as the terms "person" and "group" are used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act and the rules and regulations promulgated thereunder) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 20% or more of the issued and outstanding shares of voting securities of Corporation; or

               (iv) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Corporation's stockholders, of each new director of the Corporation was approved by a vote of at least two-thirds of such directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period.

     6.   Custody of Restricted Shares; Tax Withholding; Voting; Dividends.
          -----------------------------------------------------------------

          (a) Certificates Representing Restricted Shares. The Restricted Shares will be registered in the name of the Director and the certificates, if any, evidencing such shares shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Restricted Shares. Shares may be issued without certificates, in the Corporation's discretion, to the extent permitted from time to time by Corporation procedures. All certificates representing Restricted Shares shall be retained by the Corporation, together with a stock power executed by the Director in proper form for transfer into the Corporation's name of all certificates representing Restricted Shares which are forfeited to the Corporation in accordance with Paragraph 5.

          (b) Delivery to the Director; Tax Withholding. Certificates representing Restricted Shares with respect to which all Restrictions have lapsed shall be delivered by the Corporation to the Director (or in the event of the Director's death, to the Director's designated beneficiary or, if no beneficiary has been designated, to the Director's estate) promptly after the expiration of the Restricted Period.

          (c) Voting Rights. The Director will have all rights of a stockholder with respect to voting of the Restricted Shares.

          (d) Dividends and Other Distributions. Directors to whom Restricted Shares have been granted hereunder shall be entitled to all dividends and other distributions paid with respect thereto during the Restricted Period, provided that if such dividend or other distribution is in the form of additional shares of Common Stock, such additional shares shall be deemed to be part of the Restricted Shares (and, as such, shall be held subject to the Restrictions hereunder), subject to a vesting period equal to the remaining vesting period, if any, of the Restricted Shares with respect to which they were distributed. At the Director's irrevocable election, (i) cash dividends paid with respect to the Restricted Shares shall be, or shall be deemed to be, reinvested in additional Common Stock and (ii) other distributions in respect of Restricted Shares shall be held by the Company on behalf of such Director, and shall be deemed to be part of the Restricted Shares to which such dividends and other distributions relate and, as such, shall be held subject to the Restrictions hereunder. The Director may revoke such election only with respect to dividends and other distributions not yet declared.

     7. Source of Common Stock. All Restricted Shares granted under this Agreement will be issued from treasury shares held by the Corporation.

     8. Entire Understanding. This Agreement constitutes the entire understanding between the parties relating to the matters described herein and supersedes and cancels all prior written and oral understandings and agreements with respect to such matters.

     9. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Director's executors, administrators, legal representatives, heirs and legatees and the successors and assigns of the Corporation.

     10. Partial Invalidity. The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be made enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and the Director hereby agrees that such scope may be judicially modified accordingly.

     11. Waiver. The waiver of any party hereto of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

     12. Governing Law. This Agreement shall be governed by, and interpreted, construed and enforced in accordance with, the laws of the State of Illinois.

     IN WITNESS WHEREOF, the Corporation has caused this Restricted Stock Agreement to be signed and the Director has executed the same the day and year first above written.

                                    WASTE MANAGEMENT, INC.

                                    By:_________________________________

                                       Chairman of the Board

                                    DIRECTOR

                                    ____________________________________

                            WASTE MANAGEMENT, INC.
                      RESTRICTED STOCK AWARD CERTIFICATE
                      ----------------------------------



================================================================================
Director:__________________________________      SSN:___________________________

Number of Shares of Restricted Stock:______      Award Date:____________________

Vesting Schedule:  100% vested on the six month anniversary of the Award Date

Restricted Period: From Award Date through last day of the month of Director's service on the Board
================================================================================

     The Restricted Stock Award represented by this Certificate is made pursuant to the Restricted Stock Agreement with Waste Management, Inc. dated_____, 199_, the terms of which are incorporated herein by reference. Except to the extent expressly provided herein, capitalized terms used in this Certificate shall have the same meaning ascribed thereto in the Agreement, a copy which has been delivered to the Director.

     The Restricted Stock subject to this Certificate is subject to the restrictions set forth in Article 2 of the Agreement, which include, but are not limited to, prohibitions on the sale, transfer, assignment, pledge or encumbrance of the Restricted Stock during the Restricted Period set forth on this Certificate. The Restricted Stock shall be forfeited if the Director terminates service as a director before the vesting date set forth above. Notwithstanding the foregoing, if the Director's employment is terminated due to death or Disability, or a Change in Control occurs, the Restricted Stock shall be fully vested on the date of termination and all restrictions shall lapse.

     All dividends and other distributions payable with respect to such Restricted Stock shall be credited to the Director. However, the Director may execute a Dividend and Distribution Election Form which shall provide that cash dividends with respect to the Restricted Stock are to be reinvested in additional Common Stock and other distributions are to be held by the Company, in which case such dividends and distributions shall be subject to the same restrictions and vesting period as the Restricted Stock.

     The Director's acceptance of the Restricted Stock will be deemed his or her acceptance of the terms under which such Restricted Stock is granted. The certificate representing the Restricted Stock subject to this Certificate has been registered in the name of the Director and deposited with the Company. Each certificate bears an appropriate legend referring to the provisions of the Agreement and this Certificate. The Director shall have executed an Irrevocable Stock Power and delivered it to the Company.

     The Restricted Stock Award represented by this Certificate shall inure to the benefit of and be binding upon the Director and the Company and their respective heirs, executors, administrators, successors, and assigns. The Director shall execute the attached Beneficiary Designation Form with respect to the Restricted Stock.

     IN WITNESS WHEREOF, the Company has caused this Restricted Stock Award Certificate to be executed as of the day and year set forth above.


                                   WASTE MANAGEMENT, INC.



                                   By:________________________________

                                   Its:   Chairman of the Board

                            IRREVOCABLE STOCK POWER
                            -----------------------


FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to WASTE MANAGEMENT, INC., _____ shares of the common stock, $1 par value, of WASTE MANAGEMENT, INC. represented by Certificate(s) No. ______, inclusive, standing in the name of the undersigned on the books of said Company and ____________ shares of such common stock purchased pursuant to said Company's Dividend Reinvestment Plan in acct. no. ________________ at the transfer agent for such common stock. The undersigned does hereby irrevocably constitute and appoint ________________ attorney to transfer the said stock on the books of said Company, with full power of substitution in the premises.


Dated: ______________________



                                        _________________________________
                                        Signature

                         BENEFICIARY DESIGNATION FORM
                         ----------------------------

     Pursuant to the Restricted Stock Agreement dated ____________________, 199_, the undersigned hereby designates

     Name:          ____________________________________

     Relationship:  ____________________________________

     SSN:           ____________________________________

     Address:       ____________________________________

                    ____________________________________

as my beneficiary with respect to the payment of my Restricted Stock and any associated dividend, distribution or other rights.

     This designation shall remain in effect until revoked in a subsequent writing delivered to the Company designating a new beneficiary.

Dated:_________________________


                                        ____________________________________
                                        Signature